Exhibit 99.2 3Q18 Financial Results November 8, 2018

Disclaimer No Offer or Solicitation This presentation is provided for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of Worldpay, Inc. (“Worldpay” or the “Company”) or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Neither the contents of Worldpay’s website, nor the contents of any other website accessible from hyperlinks on such websites, is incorporated herein or forms part of this document. Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements including any statements regarding guidance and statements of a general economic or industry specific nature. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, guidance, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “will,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. The forward-looking statements contained in this presentation are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you review and consider information presented herein, you should understand that these statements are not guarantees of future performance or results. They depend upon future events and are subject to risks, uncertainties (many of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual future performance or results and cause them to differ materially from those anticipated in the forward-looking statements. Certain of these factors and other risks are discussed in the Company's filings with the U.S. Securities and Exchange Commission (the “SEC”) and include, but are not limited to: (i) our ability to adapt to developments and change in our industry; (ii) competition; (iii) unauthorized disclosure of data or security breaches; (iv) systems failures or interruptions; (v) our ability to expand our market share or enter new markets; (vi) our ability to successfully integrate the businesses of our predecessor companies; (vii) our ability to identify and complete acquisitions, joint ventures and partnerships; (viii) failure to comply with applicable requirements of Visa, MasterCard or other payment networks or changes in those requirements; (ix) our ability to pass along fee increases; (x) termination of sponsorship or clearing services; (xi) loss of clients or referral partners; (xii) reductions in overall consumer, business and government spending; (xiii) fraud by merchants or others; (xiv) changes in foreign currency exchange rates; (xv) a decline in the use of credit, debit or prepaid cards; (xvi) consolidation in the banking and retail industries; (xvii) geopolitical, regulatory, tax and business risks associated with our international operations; (xviii) the effects of governmental regulation or changes in laws; (xix) outcomes of future litigation or investigations; and (xx) our dual-listings with the NYSE and LSE. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements. More information on potential factors that could affect the Company’s financial results and performance is included from time to time in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic reports filed with the SEC, including the Company’s most recently filed Annual Report on Form 10-K and its subsequent filings with the SEC. Any forward-looking statement made by us in this presentation speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 2

Presenters v Charles Drucker Stephanie Ferris Executive Chairman & Chief Financial Officer Co-Chief Executive Officer © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 3

3Q18 FINANCIAL RESULTS & HIGHLIGHTS Charles Drucker Executive Chairman & Co-Chief Executive Officer

Third Quarter 2018 Highlights • Solid execution yields robust financial results Net Revenue (millions) − Organic net revenue growth accelerated to 9% − Margins expanded 150 bps, primarily due to $14 million 3Q18 $1,018 in cost synergies Reported − Results reflect proactive management of capital structure 3Q17 $554 and interest expense 84% Growth • Reaffirming $50 million in cost synergies during 2018, and $200 million in annualized cost synergies by end of 2020 3Q18 $1,018 Pro Forma • Building momentum toward $100 million in annualized 3Q17 $935 revenue synergies with 15 additional cross-sell wins 9% Growth • Significant client wins and partnerships: − New clients: Nestlé, Webjet, one of the world’s largest Adjusted EPS retailers, leading U.S. airline, major electronic tax filing company 3Q18 $1.05 − New Partners: M&T Bank, National Association of Convenience Stores, our first large U.K. Integrated Reported Payments partner 3Q17 $0.90 17% Growth © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 5

Powerful Client Value Proposition We are a Payments Innovator Global Innovative Tailored Reach Technologies Solutions We make it easy for our clients We utilize the most advanced Our experts bring data-driven to expand into new markets payments technology to help our insights and develop tailored and to simplify their back-office clients increase their revenue solutions to solve our clients’ by consolidating payments and minimize their costs most complex problems partners Delivering innovation at scale © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 6

Our Value Proposition in Action We are a Payments Innovator Leading Technology Company Trendy U.S. Retailer Online Travel Company Global Reach & Global Reach & Innovative Technology & Tailored Solutions Innovative Technology Tailored Solutions The problem: The problem: The problem: Expanding into Brazil was Local preferences made Too many visitors were browsing more complex and expensive connecting with young adults in and not buying than expected Japan challenging How we solved it: How we solved it: How we solved it: We helped streamline their We integrated innovative technology Our payments experts advised operations and reporting; to allow consumers to order online them how to optimize their websites We also used our domestic licenses and pay in-store to facilitate more transactions to lower costs and manage FX The result: The result: The result: Brazil turned into one of their Sales in the region increased by More customer retention drove top-performing markets approximately 10% increased sales Global reach and on-the-ground Global reach and innovative Data-driven insights and expertise supported the leading technologies helped the clothing deep vertical expertise helped technology company’s successful retailer drive growth in Japan maximize the online-travel launch in Brazil company’s revenues with new tailored solutions © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 7

Creating Value Throughout the Transaction Lifecycle We are a Payments Innovator We bring together advanced technology at each stage of the transaction lifecycle • ACCEPT: We maximize global acceptance by integrating software, delivering rich omni-channel solutions, and creating the ability to accept 126 ACCEPT AUTHORIZE currencies across more than 300 Connecting Optimize and payment methods to payment grow the technology enterprise • AUTHORIZE: We increase our clients’ revenue and lower their costs Maximize global Convert sales acceptance. and save money. • SETTLE: We offer multiple funding ANALYZE options across many currencies Interact with • ANALYZE: At the core of our offering is payment technology advanced data analytics; we use Gain action-driven insights. machine learning to dynamically evolve our capabilities with every transaction • SECURITY & FRAUD PREVENTION: We surround the transaction lifecycle SETTLE with a comprehensive suite of security Enabling payment products Pay and get paid your way. © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 8

FINANCIAL REVIEW Stephanie Ferris Chief Financial Officer

Financial Summary Compelling Financial Profile Drove Strong 3Q Results High-growth, • Organic net revenue growth accelerated to 9% on a pro forma basis, recurring from 8% in the second quarter revenue • Building momentum toward $100 million in annualized revenue synergies streams with 15 new cross-sell wins • Adjusted EBITDA margins expanded 150bps on a pro forma basis Significant • Realized cost synergies of $14 million in the quarter operating • Reaffirming cost synergy targets of $50 million in 2018 leverage and $200 million annualized by the end of 2020 • We are on-track to de-lever below 4x by 1H 2019 Highly cash • Our capital allocation priorities are unchanged, focusing on M&A generative and share repurchase © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 10

Third Quarter 2018 Segment Update Technology Solutions Pro Forma Net Revenue (Millions) • Organic growth of 17%, consistent with the second quarter 3Q18 $420 • Our powerful e-commerce value proposition and growing share of wallet is generating high-teens rates of growth 3Q17 $360 17% Growth Merchant Solutions Pro Forma Net Revenue (Millions) • Merchant Solutions revenue growth accelerated to 4% 3Q18 $506 from 3% in the second quarter • Continues to benefit from strong consumer spending trends in the U.S. and improving execution in the U.K. 3Q17 $487 4% Growth Issuer Solutions Pro Forma Net Revenue (Millions) • Issuer Solutions accelerated to 4%, from 2% in the 3Q18 $91 second quarter • Underlying business continues to show strong trends 3Q17 $87 4% Growth © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 11

4Q18 and FY18 Guidance 4Q 2018 Guidance FY 2018 Guidance Net Revenue (millions) $1,027 – $1,055 $3,900 – $3,930 GAAP EPS $0.06 – $0.20 ($0.25) – ($0.09) Adjusted EPS $1.05 – $1.10 $3.95 – $4.00 Guidance Assumptions • Excludes heritage Worldpay contribution for the dates prior to the • $310-$320 million in interest expense in 2018 January 16, 2018 transaction close (i.e. Jan. 1-15, 2018) • Effective tax rate of approximately 13%, including the new company’s • Combined company guidance is based on an assumed exchange tax structure and the impact of Tax Reform and Jobs Act of 2017 rate of U.S. dollar/pound sterling of $1.31 • Average diluted adjusted shares outstanding of ~314 million for 4Q • $200 million estimated run-rate cost synergies by end of third year • Capex of approximately $350 million, equal to ~9% of total revenue post close; ~$50 million in cost synergies during 2018 • Depreciation and amortization excluding intangibles of $150-$160 million in 2018 © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 12

Leading Global Payments Technology Company Leader in large market, Powerful client We are a payments Compelling investing in high-growth value proposition innovator financial profile segments • Well-positioned in • We make it easy for our • Bringing together • High-growth, recurring large and deep global clients to expand into new advanced technology at revenue stream payments industry markets and to simplify each stage of the • Superior operating their back-office transaction lifecycle • Market expansion driven leverage by rapid global adoption • Utilizing advanced • At the core of our • Highly cash generative of electronic payments payments technology to offering is advanced help our clients increase data analytics • Investing in high-growth their revenue and opportunities: Global • We use machine minimize their costs E-commerce, Integrated learning to dynamically Payments, Verticals, • Our experts develop evolve our capabilities Geographies tailored solutions to solve with every transaction our clients’ most complex problems © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 13

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